DEBT	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
DEBT

NOTE 12—DEBT

As of December 31, 2017 and 2016 the carrying values of our long-term debt obligations, net of unamortized debt issuance costs of $5 million and $14 million, respectively, are as follows:

	December 31,
	2017	2016
	(In thousands)
Senior Notes	$495,000	$493,461
North Ocean 105 construction financing	24,511	31,877
Vendor equipment financing	15,686	-
Term Loan	-	212,070
Amortizing Notes	-	7,932
Other, including capital lease obligations	1,780	7,180
	536,977	752,520
Less: Amounts due within one year	24,264	48,125
Total long-term debt	$512,713	$704,395

Scheduled maturities of long-term debt subsequent to December 31, 2017 are as follows:

(In thousands)
2018	$24,291
2019	9,516
2020	8,170
2021	500,000
Total Debt	541,977
Debt Issuance Costs	(5,000)
Total Debt - Net of Issuance Costs	$536,977

Amended and Restated Credit Agreement

On June 30, 2017, we amended and restated our credit agreement dated April 16, 2014 (the “Prior Credit Agreement”), by entering into an Amended and Restated Credit Agreement (the “Credit Agreement”) with a syndicate of lenders and letter of credit issuers, and Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral agent.  All letters of credit outstanding under the Prior Credit Agreement were deemed issued under the Credit Agreement.

The Credit Agreement includes $810 million of commitments from the lenders, the full amount of which is available for the issuance of letters of credit, and $300 million of which is available for revolving loans. The senior secured credit facility established by the Credit Agreement is scheduled to mature in June 2022, unless we do not repay in full, by December 1, 2020, our $500 million second-lien notes due in April 2021, in which case the Credit Agreement will mature on December 1, 2020.

The Credit Agreement includes procedures for additional financial institutions to become lenders, or for any existing lender to increase its commitment thereunder, subject to an aggregate maximum of $1 billion for all commitments under the Credit Agreement.  Any such increase in the commitments will not increase the $300 million sublimit for revolving loans.

The indebtedness and other obligations under the Credit Agreement are unconditionally guaranteed on a senior secured basis by substantially all of our wholly owned subsidiaries, other than our captive insurance subsidiary and certain other designated subsidiaries (collectively, the “Guarantors”). The obligations under the Credit Agreement are secured by first-priority liens on substantially all of our and the Guarantors’ assets, including certain vessels and bank accounts.

Other than mandatory commitment reductions and prepayments in connection with certain asset sales, casualty events, and incurrences of debt not permitted by the Credit Agreement, the Credit Agreement requires only periodic interest payments until maturity. We may prepay all revolving loans under the Credit Agreement at any time without premium or penalty (other than customary LIBOR breakage costs), subject to certain notice requirements.

Revolving loans under the Credit Agreement bear interest at our option at either the Eurodollar rate plus a margin ranging from 3.75% to 4.25% per year or the base rate (the highest of the Federal Funds rate plus 0.50%, the 30-day Eurodollar rate plus 1.0%, or the administrative agent’s prime rate) plus a margin ranging from 2.75% to 3.25% per year. The applicable margin varies depending on our leverage ratio (as defined in the Credit Agreement). We are charged a commitment fee of 0.50% per year on the daily amount of the unused portions of the commitments under the Credit Agreement.  Additionally, with respect to all letters of credit outstanding under the Credit Agreement, we are charged a fronting fee of 0.25% per year and a participation fee of (i) between 3.75% to 4.25% per year in respect of financial letters of credit and (ii) between 1.875% to 2.125% per year in respect of performance letters of credit, in each case depending on our leverage ratio. We also pay customary issuance fees and other fees and expenses in connection with the issuance of letters of credit under the Credit Agreement.

In connection with the Credit Agreement we incurred approximately $21 million of debt issuance costs. On the Consolidated Balance Sheets, those costs are reflected as an asset and are amortized over the term of the Credit Agreement.

As of December 31, 2017, the applicable margin for revolving loans was 3.75% for Eurodollar-rate loans and 2.75% for base-rate loans, and the letter of credit fee for financial letters of credit was 3.75% and for performance letters of credit was 1.875%.

The Credit Agreement includes the following financial covenants, defined in the Credit Agreement, which will be tested on a quarterly basis and, in respect of the collateral coverage ratio described below, on both a quarterly basis and on any date that a mortgaged vessel is sold:

•	the maximum permitted leverage ratio is (1) 3.50 to 1.00 for each fiscal quarter ending on or before December 31, 2019 and (2) 3.25 to 1.00 for each fiscal quarter ending after December 31, 2019;
•	the minimum fixed charge coverage ratio is 1.15 to 1.00;
•	the minimum liquidity is $100 million;
•	the minimum collateral coverage ratio is 1.20 to 1.0; and
•

the principal amount of revolving loans outstanding under the Credit Agreement cannot exceed the sum of 75% of our net trade accounts receivable plus the amount of our cash and cash equivalents subject to the control of the collateral agent under the Credit Agreement (this is also a condition to each revolving loan borrowing).

In addition, the Credit Agreement contains various covenants that, among other restrictions, limits our ability, and the ability of each of our subsidiaries, to: (1) incur or assume indebtedness; (2) grant or assume liens; (3) make acquisitions or engage in mergers; (4) sell, transfer, assign or convey assets; (5) make investments; (6) repurchase equity and make dividends and certain other restricted payments; (7) change the nature of our business; (8) engage in transactions with affiliates; (9) enter into burdensome agreements; (10) modify organizational documents; (11) enter into sale and leaseback transactions; (12) make capital expenditures; (13) enter into speculative hedging contracts; and (14) make prepayments on certain junior debt.

The Credit Agreement contains events of default that we believe are customary for a secured credit facility. If an event of default relating to bankruptcy or other insolvency events with respect to our company occurs, all obligations under the Credit Agreement will immediately become due and payable. If any other event of default exists under the Credit Agreement, the lenders may accelerate the maturity of the obligations outstanding under the Credit Agreement and exercise other rights and remedies. In addition, if any event of default exists under the Credit Agreement, the lenders may commence foreclosure or other actions against the collateral.

If any default exists under the Credit Agreement, or if we are unable to make any of the representations and warranties in the Credit Agreement at the applicable time, we will be unable to borrow funds or have letters of credit issued under the Credit Agreement.

As of December 31, 2017, the aggregate amount of letters of credit issued and outstanding under the Credit Agreement was $407 million, included in which were $19 million of financial letters of credit, and there were no revolving loans outstanding under the Credit Agreement. As of December 31, 2016, under the Prior Credit Agreement, the aggregate amount of letters of credit issued and outstanding was $442 million.

The Credit Agreement permits us to deposit up to $300 million with letter of credit issuers to cash collateralize letters of credit issued on a bilateral basis outside the Credit Agreement. As of December 31, 2017, we had bilateral arrangements to issue cash collateralized letters of credit of $175 million. As of December 31, 2017 and December 31, 2016, we had an aggregate face amount of approximately $18 million and $16 million, respectively, of such letters of credit outstanding supported by cash collateral. We have included the supporting cash collateral in restricted cash and cash equivalents in the accompanying Consolidated Balance Sheets. During 2017, the maximum amount of cash collateral used to support bilateral letters of credit was $166 million.

As of December 31, 2017, we were in compliance with all of the financial covenants set forth in the Credit Agreement.

Senior Notes

In April 2014 we issued $500 million in aggregate principal amount of 8.00% senior secured notes due 2021 (the “Senior Notes”) in a private placement in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. Interest on the Senior Notes is payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2014. The Senior Notes are scheduled to mature on May 1, 2021.

The Senior Notes are unconditionally guaranteed on a senior secured basis by the Guarantors, and the Senior Notes are secured on a second-lien basis by pledges of capital stock of certain of our subsidiaries and mortgages and other security interests covering (1) specified marine vessels owned by certain of the Guarantors and (2) substantially all the other tangible and intangible assets of our company and the Guarantors, subject to exceptions for certain assets.

At any time, or from time to time, on or after May 1, 2017, at our option, we may redeem the Senior Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount of the Senior Notes to be redeemed) set forth below, together with accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning May 1 of the years indicated:

Year	Percentage
2017	104%
2018	102
2019 and thereafter	100

The indenture governing the Senior Notes contains covenants that, among other things, limit our ability and the ability of our restricted subsidiaries to: (1) incur or guarantee additional indebtedness or issue preferred stock; (2) make investments or certain other restricted payments; (3) pay dividends or distributions on capital stock or purchase or redeem subordinated indebtedness; (4) sell assets; (5) create restrictions on the ability of our restricted subsidiaries to pay dividends or make other payments to us; (6) create certain liens; (7) sell all or substantially all of our assets or merge or consolidate with or into other companies; (8) enter into transactions with affiliates; and (9) create unrestricted subsidiaries. Many of those covenants would become suspended if the Senior Notes were to attain an investment grade rating from both Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Services and no default has occurred.

Term Loan

The Prior Credit agreement included a $300 million first lien, second-out five year term loan scheduled to mature in 2019 (the “Term Loan”). In connection with the execution of the Credit Agreement on June 30, 2017, we repaid all of the outstanding Term Loan, which at the time was in an aggregate principal amount of approximately $217 million.

On May 12, 2016, we entered into Amendment No. 4 to our Prior Credit Agreement. We prepaid $75 million of the Term Loan and satisfied the other conditions associated with the “effective date” set forth in Amendment No. 4 to the Prior Credit Agreement.

Tangible Equity Units (“TEUs”)

In April 2014, we issued 11,500,000 6.25% TEUs, each with a stated amount of $25. Each TEU consisted of (1) a prepaid common stock purchase contract and (2) a senior amortizing note due April 1, 2017 (each an “Amortizing Note”) that had an initial principal amount of $4.1266 per Amortizing Note and bore interest at a rate of 7.75% per annum and had a final scheduled installment payment date of April 1, 2017, which we repaid in full.

The prepaid common stock purchase contracts were accounted for as additional paid-in capital totaling $240 million in our Consolidated Balance Sheet.  Each prepaid common stock purchase contract automatically settled in April 2017. We delivered 40.8 million shares of our common stock to holders of the TEU prepaid common stock purchase contracts, based on the settlement rate of 3.5496 shares per unit.

North Ocean Financing

NO 105―On September 30, 2010, McDermott International Inc., as guarantor, and North Ocean 105 AS, in which we then had a 75% ownership interest, as borrower, entered into a financing agreement to pay a portion of the construction costs of the NO 105. Borrowings under the agreement are secured by, among other things, a pledge of all of the equity of North Ocean 105 AS, a mortgage on the NO 105, and a lien on substantially all of the other assets of North Ocean 105 AS. The financing agreement requires principal repayment in 17 consecutive semiannual installments, which commenced on October 1, 2012.

In the second quarter of 2017 we exercised our option under the North Ocean 105 AS joint venture agreement and purchased the 25% ownership interest of Oceanteam ASA (“Oceanteam”) in the vessel-owning company for approximately $11 million in cash. As part of that transaction, we also assumed the right to a $5 million note payable from North Ocean 105 AS to Oceanteam (which had been issued in connection with a dividend declared by North Ocean 105 AS in 2016). For further discussion, see Note 19, Stockholders’ Equity. The Credit Agreement eliminated the Prior Credit Agreement’s requirement for us to prepay by July 20, 2017 the North Ocean 105 borrowing and to mortgage the NO 105 vessel in favor of the lenders. However, in connection with the Combination, we anticipate refinancing the North Ocean 105 borrowing as part of the financing arrangements contemplated by the Commitment Letter.

Receivables Factoring Facility

In February 2017, J. Ray McDermott de Mexico, S.A. de C.V. (“JRM Mexico”), one of our indirect, wholly owned subsidiaries, entered into a 364 day, $50 million committed revolving receivables purchase agreement which provides for the sale, at a discount rate of LIBOR plus an applicable margin of 4.25%, of certain receivables to a designated purchaser without recourse.  The facility provides for customary representations and warranties and compliance with customary covenants. JRM Mexico’s obligations in connection with the receivables purchase agreement are guaranteed by McDermott International, Inc.

During 2017, we sold approximately $2 million of receivables under the receivables purchase agreement.

Vendor Equipment Financing

In February 2017, JRM Mexico entered into a 21-month loan agreement for equipment financing in the amount of $47 million. Borrowings under the loan agreement bear interest at a fixed rate of 5.75%. JRM Mexico’s obligations in connection with this equipment financing are guaranteed by McDermott International Management, S. de RL., one of our indirect, wholly owned subsidiaries. The equipment financing agreement contains various customary affirmative covenants, as well as specific affirmative covenants, including the pledge of specified equipment. The equipment financing agreement also requires compliance with various negative covenants, including restricted use of the proceeds. As of December 31, 2017, the outstanding borrowings under this facility were approximately $16 million.

Bank Guarantees and Bilateral Letter of Credit

We have uncommitted lines of credit in place with Middle Eastern banks in support of our contracting activities in the Middle East. Bank guarantees issued under these agreements totaled $572 million and $359 million, as of December 31, 2017 and 2016, respectively. Overall capacity under these arrangements totaled $725 million and $375 million as of December 31, 2017 and 2016, respectively.

Surety Bonds

As of December 31, 2017 and 2016, surety bonds issued under general agreements of indemnity in favor of surety underwriters in support of contracting activities of our subsidiaries J. Ray McDermott de México, S.A. de C.V. and McDermott, Inc. totaled $49 million and $79 million, respectively. As of December 31, 2017, overall uncommitted capacity under these arrangements totaled $300 million.